May 12, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Structured Midcap Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of BNY Mellon Advantage Funds, Inc. (the "Company") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of BNY Mellon Structured Midcap Fund (the "Fund"), and BNY Mellon Investment Funds I, on behalf of BNY Mellon Small/Mid Cap Growth Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund as a series of the Company (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of June 15, 2021 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about August 23, 2021. If the Agreement is approved, the Reorganization will become effective on or about November 5, 2021.

In anticipation of the Reorganization, effective on or about June 16, 2021 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

  Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

  Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

  Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.